Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

NOTE 25	Subsequent Events
In January 2026, the Company announced that it entered into a definitive agreement to acquire BTIG for a purchase price of up to $1 billion, consisting of a targeted amount of $725 million ($362.5 million of cash and 6,600,594 shares of the Company’s common stock) to be paid at closing and up to an additional $275 million of cash consideration payable over three years, subject to achievement of defined performance targets. BTIG is a global financial services firm specializing in institutional trading, investment banking, research and related brokerage services.
The acquisition is expected to add fee revenues to the Company’s capital markets business by expanding its current product offerings and is not expected to have a material impact to the Company’s consolidated balance sheet. The transaction is expected to close in the second quarter of 2026, subject to regulatory approvals and satisfaction of applicable closing conditions.